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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 24, 2003
Amending report dated April 18, 2003

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
(Address of principal executive offices and Zip Code)

(832) 237-6053
(Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description
10.3	Farmout Agreement between Texas Gohlke Partners, Inc. and Estrella Drilling Fund, L.P.
10.4	Farmount Agreement between Texen Oil & Gas, Inc. and Estrella Drilling Fund, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 24, 2003.

TEXEN OIL & GAS, INC.
BY: /s/ R. M. Baker
Robert M. Baker, President and Chief Executive Officer and Chief Financial Officer